                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Amendment No. 1 to Form S-4 of our report dated January 20, 2004 relating to the financial statements, which appears in J.P.Morgan Chase & Co.'s Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the references to us under the heading "Experts" in such Registration Statement.

                                                      PricewaterhouseCoopers LLP

                                                      New York, NY
                                                      March 29, 2004